THE PARNASSUS FUND
                      Quarterly Report, September 30, 2002
--------------------------------------------------------------------------------
                                                                November 4, 2002

Dear Shareholder:



     As of September 30, 2002, the net asset value per share (NAV) of the Parnassus Fund was $22.29 so the overall return for the third quarter was a loss of 25.05% compared to a loss of 17.28% for the S&P 500 and a loss of 17.87% for the average multi-cap value fund followed by Lipper, Inc. The Nasdaq lost 19.82% so all the indices had huge declines during the quarter, but we lost even more than the market.

     For the year-to-date, the Fund is down 39.74% which is about the same as the Nasdaq which is down 39.73%. The S&P and the Lipper average were also down substantially although not as much as the Fund or the Nasdaq. The S&P is down 28.16% year-to-date while the Lipper average is down 23.98% since the beginning of the year.

     Below is a table comparing the Parnassus Fund with the S&P, the Nasdaq and the average multi-cap value fund followed by Lipper. The total return figures are reduced by the amount of the maximum sales charge (3.5%) while the overall return figures give investment performance only. The performance figures for the average multi-cap value fund do not deduct any sales charges that may apply.



------------------------------------------------------------------------------------------------------------------------------------
Period Ending          Average Annual       Average Annual         S&P 500       Lipper Multi-Cap       Nasdaq
September 30, 2002      Total Return        Overall Return           Index         Value Average         Index
------------------------------------------------------------------------------------------------------------------------------------
One Year                  (33.87%)             (31.47%)            (20.49%)          (16.09%)          (21.51%)
Three Years                (6.67%)              (5.56%)            (12.85%)           (3.75%)          (24.47%)
Five Years                 (3.64%)              (2.95%)             (1.62%)           (0.22%)           (6.71%)
Ten Years                   8.58%                8.96%               8.97%             9.61%             7.22%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and the Nasdaq are unmanaged indices of common stocks and it is not possible to invest directly in an index. An index has no expenses deducted from its return, but mutual funds do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.



     Looking at the performance table, you'll notice some changes since the last quarterly report that need explaining. As of June 30, you may remember that with only one exception, the Parnassus Fund was ahead of all the indices for all the time periods -- one, three, five and ten years. If you look at the current table, you'll see that we have dropped behind many of the indices. The main reason is that the Fund has dropped almost 40% this year compared to 28% for the S&P and this 12% gap makes our numbers look bad for the three, five and ten-year periods as well as for the one-year period. The other reason is that the quarter that dropped out of our record was a very good one and this hurt our numbers even more.

     For example, as of June 30, our five-year record was significantly ahead of the S&P, the Nasdaq and the Lipper average. For the five-year period ending September 30, we're still significantly ahead of the Nasdaq, but we're behind the S&P and Lipper. Part of the reason is that the third quarter of 1997 just dropped out of our five-year record and that was a good quarter for us.

     Another thing that needs explaining is why we're significantly behind the Lipper Multi-Cap Value averages. The main reason is that most value funds have stayed away from technology and telecommunications issues and we have a substantial number in our portfolio. Those stocks have done very poorly this year which has caused the Fund to compare unfavorably with the Lipper Multi-Cap Value average. When the market turns around, I expect technology and telecommunications stocks to do much better than the market and to make up for lost time. Although we have bought these companies at very low prices, market quotations have dropped even lower. I hope that shareholders will forgive me some bumps in the road as long as we reach our destination.

     Although we're dropping behind some of the indices for some of the periods, I'm happy to say that we're still up with the S&P for the ten-year period and we're ahead of the Nasdaq for the decade. For the three-year period, we're ahead of both the S&P and the Nasdaq by significant margins.


ANALYSIS
     There were 13 companies in the portfolio that each caused the NAV to drop by 20(cent) or more during the quarter. Of those companies, five are heavily involved in telecommunications, five are general technology companies, two are in healthcare and one is a financial institution.

     The stock of Redback Networks cost the Fund 89(cent) a share as the price collapsed from $1.79 to 31(cent) for a loss of 83%. While the company's new SmartEdge router is an excellent product, orders have been far below what we were expecting as telecommunications service providers continue to cut capital spending. Customers have also delayed orders for the company's Subscriber Management Systems (SMS) as they wait for a new version of the product set for release in November. These factors caused the company to announce that revenue for the third quarter will be $17 million instead of the expected $40 million. In addition to the stock, we own the company's convertible bonds and these caused the Fund's NAV to drop an additional 20(cent).

     Vitesse Semiconductor caused the Fund to lose 58(cent) as its stock plunged 79%, cascading from $3.16 to 68(cent). While the company has strong design wins for its high-speed chips at major customers such as Cisco, Lucent, Nortel and Alcatel, orders remain very depressed as telecommunications companies reduce spending. The company has embarked on a cost reduction program so earnings should be much stronger once orders pick up. Another encouraging sign is that company executives have recently purchased quite a bit of stock in the open market. This insider buying in the past month shows management confidence in the turnaround.

     Solectron is a contract manufacturer for networking and telecommunications companies as well as other electronic firms. This stock reduced the Fund's NAV by 52(cent) as it plunged 66%, going from $6.15 to $2.11. Sales are depressed because of market conditions, but the company is reducing costs and has $2.0 billion in cash on its balance sheet.

     SonicWall makes software for use in computer security (called a "firewall"). Slower sales caused the stock to drop 45% from $5.02 to $2.75 as it clipped 47(cent) off the price of the Fund's shares.

     Mentor Graphics makes software for use in designing semiconductors. The stock dropped 66% during the quarter, falling from $14.22 to $4.88 as it knocked 43(cent) off the NAV. The company could not close three big software deals during the second quarter so revenue was below expectations. However, the sales were made in the third quarter and the fourth quarter also looks strong so we think Mentor will buck the trend and move higher.

     Giant chipmaker Intel fell 24% in the quarter as its stock went from $18.27 to $13.89 as demand for personal computers remained weak during the third quarter. This drop cost us 40(cent) on the NAV. When the PC market rebounds, Intel's stock will come charging back because of its excellent products and its $10 billion of cash in the bank.

     Cisco Systems, the large networking company, dropped 25% as its stock went from $13.95 to $10.48, knocking 39(cent) off the NAV. Cisco's sales have fallen off because of weakness in the telecommunications sector. Like Intel, Cisco is a financial powerhouse with $23 billion in cash on its balance sheet. Both Intel and Cisco are trading at bargain prices.

     Watson Pharmaceuticals fell 22% from $25.27 to $19.76 where we sold the stock during the quarter. This decline subtracted 38(cent) from the NAV. The company's bladder control drug, Oxytrol, continues to face delays with the Food and Drug Administration (FDA) and they have few new products being introduced. We sold the stock because we saw greater potential elsewhere in the market.

     Applied Materials slid 25% from our purchase price of $15.44 to $11.55 for a loss of 35(cent) on the NAV. Novellus Systems fell 22% from our purchase price of $26.80 to $20.81 for a decline of 28(cent) on the NAV. Both these companies make equipment for use in manufacturing semiconductors so their products are vital for the electronics industry. Orders have declined 15-30% for these companies because of the technology recession. These two firms are the premier ones in their industry so their stocks should make substantial gains when orders for electronic products move higher.

     Corning saw its stock price drop 41% from $3.55 to $2.08 where we sold it during the quarter. The drop shaved 26(cent) off the NAV. We bought the stock in March of this year because we thought the company's fiber optical business had hit bottom and would begin to improve by the end of this year. Unfortunately, business has continued to get worse and we see no signs of a recovery for Corning so we sold the stock.

     Pharmaceutical maker Merck sank 21% as the stock went from $50.64 to $40.06 where we sold the shares. Merck caused a loss of 20(cent) on each Parnassus share. Merck's pipeline of new products looks weak for next year.

     AIG, the big insurance company, saw its stock fall 20%, going from $68.23 to $54.70 for a drop of 20(cent) on the NAV. AIG has a big airplane-leasing unit which will probably show weakness due to trouble in the airline industry. Even with this difficulty, we like the company and think that the stock is way undervalued given its financial strength and business prospects.

     Although most of our stocks ended the quarter in the losers' column, we did have two issues that actually made a positive contribution to the Fund's NAV. Johnson & Johnson, the socially responsible pharmaceutical company, rose 17% from $46.33 where we bought it during the quarter to $54.08. The stock dropped 20% in July because of allegations by a former factory worker at a plant in Puerto Rico who claimed he was pressured to falsify manufacturing records. The allegations proved unfounded since the worker who was fired in 1999 was in the utility department and had no responsibility for manufacturing. The stock bounced back sharply when the company strongly denied the charges and the controversy ended. J&J also reported strong second quarter earnings which helped move the stock higher and add 13(cent) to the NAV.

     Cardinal Health, a large distributor of medicine and other healthcare products, rose 1.3%, climbing from $61.41 to $62.20. Even though the percentage gain was small, the company is such a large position in our portfolio that it boosted the NAV by 9(cent). Cardinal has had 20% annual revenue growth for the past 20 years. It also reported a strong 27% earnings growth in the second quarter.


OUTLOOK AND STRATEGY
     As this report is being written in mid-October, the outlook is very bleak. It appears as if 2002 will mark the third year in a row that the stock market has declined. I can only recall one other time this century when that happened and that was during the Great Depression of the 1930's. The S&P 500 has dropped over 50% from its peak in March of 2000 and that index is at a five-year low. Even more astounding is the fact that the Nasdaq is down almost 80% from its peak in March of 2000 and is now at a six-year low. The Parnassus Fund was fortunate enough to have avoided the meltdowns in 2000 and 2001, but we have fully participated in the Crash of 2002. We entered the market in force early this year since I thought we were close to a bottom, but the market has sold off sharply since then.

     Although I regret that we weren't able to avoid this year's crash, I'm still keeping the Fund fully invested since I still think the market will hit bottom before the year is over. More importantly, I think that given the current low stock prices, there will be sharp gains from these levels.

     One reason for this conviction, ironically enough, is that investor pessimism is pervasive. As a contrarian fund, Parnassus follows an investment strategy that goes against prevailing opinion. In other words, one reason I'm optimistic is because most investors are so pessimistic and, historically, markets turn up at the moment of maximum pessimism.

     This pessimism can even be measured. One measure is the Options Volatility Index or VIX. The higher the reading of this index, the more pessimistic investors are. Over the past five years, whenever this index rose above the level of 30-35, stocks have moved upward within a month or two. The current reading is over 50 which means investors are wildly pessimistic. My view is that this means stocks will soon move sharply upward.

     A second index comes from a publication called Investors' Intelligence which rates hundreds of published investment newsletters. The publication divides newsletter sentiment into bulls, bears and other. Normally, there are many more bulls than bears. When bears equal bulls, it means investors are very pessimistic and the market usually goes up. Right now, the reading is very unusual in that bears are 39%, bulls are 31% and the rest are in the other category. This extraordinarily pessimistic reading indicates that the market should go up in the not-too-distant future.

     Another factor relates to the Parnassus Fund. There have been three other times in the history of the Parnassus Fund when we have had losses on the scale of those we've had this year. This happened in 1987, 1990 and 1998.

     In every case, the year after a big drop, the Parnassus Fund has had extraordinary gains -- not only in absolute terms, but also relative to the S&P
500. The following table shows the overall annual return for the Parnassus Fund and for the S&P 500 in the year following our three biggest losses.

 Year         The Parnassus Fund          S&P 500
-------------------------------------------------------
 1988               42.40%                16.60%
-------------------------------------------------------
 1991               51.90%                30.40%
-------------------------------------------------------
 1999               47.74%                21.04%
-------------------------------------------------------


     As the regulators make us say, past performance is no guarantee of future results. There's no certainty that the Parnassus Fund will bounce back with such a high return in 2003 just because we were down a lot in 2002. Nevertheless, I think the results for the three previous periods after we had substantial declines do shed some interesting light on our current situation.

     What happened in the three previous situations was that stocks dropped to such a low level -- far below their intrinsic value -- that they climbed sharply after they hit bottom until they hit a more realistic valuation. In my view, valuation of those issues currently in the portfolio are at extremely low levels and a sharp snap-back is very possible.

     A good example is the stock of SonicWall, the provider of software for computer security. As this report is being written, the stock is trading around $2 per share. After being privately held, the company went public in November of 1999 at a price of $7 per share (split-adjusted) or more than three times its current price. Five months later in March of 2000, the company sold more shares in a secondary offering at $50 per share (split-adjusted) or 25 times its current price. The stock hit a high of $66 on March 10, 2000. For much of this year, the stock has traded between $13 and $25 a share before selling off to its current level. We bought our shares at an average cost of $8.76 and we calculated the intrinsic value at $20 per share.

     The company has about $245 million in cash and receivables and about $54 million in total liabilities. If the company paid off all its liabilities from the cash and receivables, threw away all its inventory, abandoned all its fixed assets, it would still have over $2.85 a share in cash. In other words, the company is worth more dead than alive.

     This figure of $2.85 a share gives no value to inventory, to fixed assets, to its skilled engineering staff, to its quality products, to its experienced management, to its well-developed sales channels or to its savvy marketing staff. Clearly, there's something amiss. All these things have tremendous value, yet the market is pricing the company as if it's worth less than the cash on its balance sheet after paying off all liabilities. With such an extremely low market quotation, the stock has to bounce back sharply before too long.

     SonicWall is just one example from our portfolio. There are many others in similar circumstances. Given this situation, my view is that most of our companies will sell for much higher prices before too long.

     Besides low valuations, there are some other factors that I think could help move stocks higher. First, there has been a lot of insider buying and this usually points to higher stock prices. Second, interest rates are low and this should help both the economy and the stock market.

     Third, the economy is out of the recession and is growing again. Pessimists say that the economic recovery is weak and they're right. It's also true that the early stages of an economic recovery often look weak.

     Under these conditions, we're keeping the portfolio fully invested. We think that stocks are selling at bargain levels and we expect the next big move to be higher.


TAX MATTER
     As veteran shareholders know, each year we usually make a distribution of capital gains and income from the Fund. We make the capital gain distribution in mid-November (probably on the 13th this year) and the income distribution in late December. Even though the Fund will probably lose money this year, a capital gain distribution will be required. Although we were in a net capital loss position this year, we realized some capital gains in November and December of 2001. Last year, we were able to defer that distribution (and thus defer taxes) until this year so that is why we have to make a distribution in November.

     Although we don't have a firm number yet, our current estimate is that there will be 32(cent) per share in short-term gains and 51(cent) per share in long-term gains for a total of 83(cent) per share in distributions. (There will be no income distribution in December.) Although these figures are only estimates at this point, they should help you with your tax planning.


SHAREHOLDER LETTERS


         Dear Jerry:

              I just read with a great deal of interest, as I always do, your quarterly report to shareholders.

              I agree with most everything you say except for one detail. This is that our business here at Baldor is not prosaic. You made me run to the dictionary, which I did and the first synonym is "ordinary." (The big dictionary has an even worse synonym, "dull.")

              As you know, we design, produce and market thousands of different electric motors all the way from a little servo that you could stick in your pocket, up to 2,000 HP motors that weigh 5,000 pounds. We make rotary motors, also linear motors and the controls to run them all and adjust speeds and adjust torques. Also, as you know, we sell to almost every industry, and some of them may be prosaic, but certainly not all of them.

              I hope you'll forgive me jumping on one word, but I think it's an important one. Other than that, I agree with you, as always.

                                                     Best regards,

                                                     R.S. Boreham, Jr., Chairman
                                                     Baldor Electric
                                                     Ft. Smith, Arkansas





         Dear Rollie:

              Thank you for your letter. Baldor Electric is one of my favorite companies and a very socially responsible one as well. I have great respect for your views as chairman of that distinguished firm. My intent was not to insult Baldor, but to distinguish it from some of the more high technology telecommunication firms. I know that "prosaic" can mean "dull" or "ordinary", but what I meant was "down-to-earth." I think you would agree with me that Baldor's people and its business are, in fact, down-to-earth.

              Nevertheless, I agree with your basic point. Baldor has a diversity of products that are not at all ordinary or dull. In fact, a lot of your servo motors could be considered "high tech." I apologize, but no insult was intended. However, I hope that you and the folks at Baldor will remain as "down-to-earth" as you have always been.

                                                     Yours truly,

                                                     Jerome L. Dodson
                                                     President







         Dear Mr. Dodson:

              As a Parnassus Fund shareholder, I want to thank you for the monthly President's letters. I always look forward to the quarterly reports, but it is nice to have those supplemented by the letters.

              I hope you will always submit one each month not only because they are so interesting and informative, but also because we as shareholders need a lot of handholding in times like this.

                                                     Thank you again.

                                                     Vicki Quist
                                                     Davison, Michigan

         Dear Ms. Quist:

              Thank you for your letter. I'm glad that you appreciate the monthly President's Letter. I was uncertain whether to take the time to write the letters each month, but your reaction and that of others have been favorable. I'll definitely continue doing them for the next six months on a trial basis. My goal is to get the letter on the website by the 15th of each month. This one will appear on October 15 and it will be the same as the quarterly report. On succeeding months, I will provide new material.

              By the way, you have to thank another shareholder, Timothy Morrissey of Rochester, Washington, for getting me to improve the website and start a monthly President's Letter. One skill that is highly underrated is nagging because people find it so annoying. It is definitely annoying, but being a good nagger is an important part of being effective. Tim Morrissey has nagged me mercilessly for almost a year now (via e-mail) to improve our website. We have made the improvements and he was the catalyst.

                                                     Yours truly,

                                                     Jerome L. Dodson
                                                     President




PERSONNEL MATTERS

     We are fortunate to have two excellent interns with us this semester and they are both very experienced. Kathy Brozek is a graduate of the University of Illinois in accounting and holds an MBA in marketing and finance from the Kellogg Business School at Northwestern University. She has also studied at the University of Copenhagen. Her business experience includes work as a product manager at Morgan Stanley Online and as a marketing program manager at the global retail bank of Bank of America. She has also done a lot of volunteer work sharing her skills with non-profit organizations such as the Sierra Club Legal Defense Fund (now known as Earthjustice).

     Joakim Mahlberg is a graduate of the University of California at Berkeley where he majored in both Business Administration and Astrophysics. His previous experience includes working with Bear, Stearns Investment Banking in San Francisco and more recently, with KPMG Corporate Finance in London. His interests include traveling, mountain biking and snowboarding.

     I also have some sad news about one of our staff members, Ben Liao, who is our head trader and also manages the California Tax-Exempt Fund. At a relatively young 33, Ben has contracted lymphoma, a form of cancer. Ben was married just a couple of years ago and is the father of a baby girl who was born early this year. Ben interned with us ten years ago and has been a staff member ever since. He is a wonderful person and we are all saddened by his illness. The good news is that doctors caught the disease in its early stage and chances are excellent that he will recover. In the meantime, Ben has taken a leave of absence for six months while he undergoes chemotherapy. I know all of you wish him a speedy recovery.

     Ben's leave of absence presented us with a difficult situation. He's a highly skilled worker and we needed to replace him right away, but we couldn't offer his successor a permanent job because Ben would be returning. It is hard to find a highly skilled person to take a job for just six months.

     I'm happy to report that we solved this problem. My son, Stephen Dodson, has just come to work at Parnassus Investments and will fill Ben's job for six months. I had always hoped that Stephen would come to work here some day, but we both decided that it would not be a good idea for a son to work for his father right out of college. He needed to establish his credibility and his independence by working elsewhere. Fortunately, he has done that.

     After graduating with a bachelor's degree from the Haas School of Business at the University of California at Berkeley, Stephen went to work as an analyst in the investment banking division of Morgan Stanley, working first in New York and then in the San Francisco Bay Area. After completing his term with Morgan Stanley, Stephen worked for Advent International, a venture capital firm in Palo Alto, California. He is a native San Franciscan and attended Lowell High School in San Francisco where he was editor-in-chief of the school newspaper and captain of the crew team.

     For the next six months, Stephen will work as head trader and with me co-manage the California Tax-Exempt Fund. After Ben Liao returns, Stephen will rotate through the various departments at Parnassus Investments -- spending about six months in each job before deciding on his permanent position with Parnassus.

     Although there are definitely some issues involved with family members working at the same company, the early results are excellent. I can honestly say that I would have hired Stephen even if he weren't my son. I even persuaded him to take a salary cut to work here.

                                  Yours truly,



                                Jerome L. Dodson
                                President



     P.S. If you are a participant in a qualified retirement plan, such as a 401(k) or a 457 plan, and would like to see The Parnassus Fund (PARNX), Parnassus Equity Income Fund (PRBLX) or Parnassus Fixed-Income Fund (PRFIX) as an investment option in that existing retirement plan, please contact William Fraser at 800-999-3505 ext. 617 for assistance. He'll help you get the Parnassus Funds into your retirement plan.



                THE PARNASSUS FUND PORTFOLIO: SEPTEMBER 30, 2002*

         Number of Shares    Issuer                                              Market Value          Per Share
------------------------------------------------------------------------------------------------------------------------------------
                  350,000    Agilent Technologies, Inc.                      $      4,571,000            $ 13.06
                    5,000    Adobe Systems, Inc.                                       95,500              19.10
                4,200,000    Agere Systems, Inc. - A                                4,620,000               1.10
                  225,000    American Express Company                               7,015,500              31.18
                  150,000    American Int'l Group, Inc.                             8,205,000              54.70
                1,050,000    Applied Materials, Inc.                               12,127,500              11.55
                  500,000    Autodesk, Inc.                                         6,335,000              12.67
                  100,000    Baldor Electric Company                                1,910,000              19.10
                    5,000    Best Buy Co., Inc.                                       111,550              22.31
                  300,000    Cardinal Health, Inc.                                 18,660,000              62.20
                  925,000    Charles Schwab Corporation                             8,047,500               8.70
                1,300,000    Ciena Corporation                                      3,861,000               2.97
                1,500,000    Cisco Systems, Inc.                                   15,720,000              10.48
                  495,000    Cognex Corporation                                     6,885,450              13.91
                  125,000    Convergys Corporation                                  1,878,750              15.03
                  235,000    Eli Lilly & Co.                                       13,004,900              55.34
                   30,000    Fannie Mae                                             1,786,200              59.54
                   35,000    Freddie Mac                                            1,956,500              55.90
                  400,000    Gap, Inc.                                              4,340,000              10.85
                  425,000    Genentech, Inc                                        13,867,750              32.63
                   10,000    Herman Miller, Inc.                                      177,600              17.76
                  400,000    IMS Health, Inc.                                       5,988,000              14.97
                1,150,000    Intel Corporation                                     15,973,500              13.89
                2,200,000    JDS Uniphase Corporation                               4,285,600               1.95
                  200,000    Johnson & Johnson                                     10,816,000              54.08
                  300,000    Juniper Networks, Inc.                                 1,440,000               4.80
                   25,000    KLA-Tencor Corporation                                   698,500              27.94
                    5,000    Lam Research Corporation                                  44,500               8.90
                1,100,000    LSI Logic Corporation                                  6,985,000               6.35
                  250,000    McKesson Corporation                                   7,082,500              28.33
                  325,000    MedImmune, Inc.                                        6,782,750              20.87
                1,100,000    Mentor Graphics Corporation                            5,368,000               4.88
                  550,900    Novellus Systems, Inc.                                11,464,229              20.81
                  500,000    ONYX Software Corporation                                955,000               1.91
                  370,000    Pfizer Inc.                                           10,737,400              29.02
                7,000,000    Redback Networks, Inc.                                 2,170,000               0.31
                  150,000    Siebel Systems, Inc.                                     862,500               5.75
                1,500,000    Solectron Corporation                                  3,165,000               2.11
                2,500,000    SonicWALL, Inc.                                        6,875,000               2.75
                   65,000    Target Corporation                                     1,918,800              29.52
                  700,000    TranSwitch Corporation                                   287,000               0.41
                3,100,000    Vitesse Semiconductor Corporation                      2,108,000               0.68
                   50,000    Xilinx, Inc.                                             791,900              15.84
                                                                               --------------
                             Total common stocks                                  241,975,879
------------------------------------------------------------------------------------------------------------------------------------

         Principal Amount    Convertible Bonds
------------------------------------------------------------------------------------------------------------------------------------
         $     9,000,000     Redback Networks, Inc.                         $      2,121,840            $ 23.58
                 290,199     TranSwitch Corporation                                  166,542              57.39
                                                                              --------------
                             Total convertible bonds                               2,288,382
                             Total Portfolio                                   $ 244,264,261
                             Short Term Investments and Other Assets              15,060,218
                                                                              --------------
                             Total Net Assets                                  $ 259,324,479
                                                                              ==============
                             The Net Asset Value as of September 30, 2002 $            22.29

 * Portfolio is current at time of printing, but composition is subject to change.

                               Investment Adviser
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite #1600
                         San Francisco, California 94105

                                  Legal Counsel
                                 Foley & Lardner
                             777 E. Wisconsin Avenue
                               Milwaukee, WI 53202

                              Independent Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                         San Francisco, California 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                         San Francisco, California 94111

                                   Distributor
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite #1600
                         San Francisco, California 94105

                               The Parnassus Fund
                            One Market-Steuart Tower
                                   Suite #1600
                         San Francisco, California 94105
                                  415.778.0200
                                  800.999.3505
                                www.parnassus.com


                         This report must be preceded or
                      accompanied by a current prospectus.